Exhibit 99.1

Exhibit 99.1

Leading the Way in Electricity SM

Business Update

November 2009

November 6, 2009

EDISON INTERNATIONAL®

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Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results are discussed under the headings “Risk Factors,” and “Management’s Discussion and Analysis” in Edison International’s 2008 Form 10-K, most recent Form 10-Q and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation.

November 6, 2009

1

EDISON INTERNATIONAL®

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What’s New Since Our Last Business Update

Updated Information

• Q3 2009 results and standard information

• Earnings Guidance as of November 6, 2009 (p. 6)

• Updated SCE Capital Investment and Rate Base Forecast (p. 9 – 10)

• Updated Transmission Investment Program (p. 11)

• California 33% RPS Policy (p. 12)

• SCE EE & DSM Plan through 2012 (p. 13)

• SCE Key Regulatory Events (p. 15)

November 6, 2009

EDISON INTERNATIONAL®

2

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Delivering Superior and Sustained Value

Edison International

A diversified and flexible platform best positions EIX in an industry undergoing unprecedented change Leverage regulated and competitive businesses Positioned for long-term earnings and dividend growth

Southern California Edison

Balance electric reliability, rates and public policy needs to assure long-term sustainable growth Focus on grid reliability and transmission investments Establish foundation for technology investments Decoupled regulatory model mitigates demand and fuel cost risks

Edison Mission Group

Diversify generation platform by growing renewables business

Enhance liquidity by resolving wind turbine and environmental compliance issues Effectively manage merchant coal margins

Our key operating principles emphasize financial discipline, superior execution and innovative solutions to the challenges of today and tomorrow

November 6, 2009

3	EDISON INTERNATIONAL®

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Third Quarter Earnings Summary

Reconciliation of Core EPS to GAAP EPS

Core EPS[1]	Q3 08	Q3 09	Variance
SCE	$ 0.87	$ 0.92	$ 0.05
EMG	0.64	0.19	(0.45)
EIX parent company and other	(0.05)	(0.02)	0.03
Core EPS[1]	**$ 1.46**	**$ 1.09**	**$ (0.37)**
Non-Core Items			
SCE	$ (0.15)	$ 0.14	$ 0.29
EMG	0.02	—	(0.02)
Total Non-Core	**$ (0.13)**	**$ 0.14**	**$ 0.27**
GAAP EPS	**$ 1.33**	**$ 1.23**	**$ (0.10)**
Diluted EPS	**$ 1.33**	**$ 1.22**	**$ (0.11)**

Core EPS Variances

SCE	0.05
Higher operating income associated with the 2009 GRC decision and other nonoperating expenses from California ballot initiative costs in 2008, partially offset by higher income taxes and other	
EMG	
Midwest Generation	(0.27)
Lower power prices and higher fuel costs partially offset by higher capacity prices, and the 2008 Lehman hedge contract charge	
Homer City	(0.10)
Lower power prices and generation, partially offset by higher capacity prices	
Renewable energy projects	—
Higher revenues and operating costs from new projects offset by mild wind conditions	
Natural gas and other projects	(0.04)
Primarily lower natural gas prices affecting electricity and steam revenues of Big 4 projects	
EMMT[2] - Trading	(0.05)
Lower trading income driven by lower congestion	
Corporate expense and other items	0.01
Lower corporate expense	
Edison Capital	—
Lower lease income and infrastructure fund performance offset by taxes	

Non-Core Variances

SCE	0.29
Q3 08: $(0.15) for performance-based ratemaking decision Q3 09: $0.14 for Mountainview transfer	
EMG	(0.02)
Q3 08: $0.02 for discontinued operations	

1 See Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities is included in EIX parent company and other and was $(0.01) per share for the quarter ended September 30, 2009 and $(0.02) per share for the quarter ended September 30, 2008.

2 EMMT overhead is included in corporate expense, interest and other items.

November 6, 2009 4 EDISON INTERNATIONAL®

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Year-to-Date Earnings Summary

Reconciliation of Core EPS to GAAP EPS

Core EPS[1]	YTD 08	YTD 09	Variance
SCE	$ 1.81	$ 2.17	$ 0.36
EMG	1.47	0.55	(0.92)
EIX parent company and other	(0.10)	(0.06)	0.04
Core EPS[1]	**$ 3.18**	**$ 2.66**	**$ (0.52)**
Non-Core Items			
SCE	$ (0.15)	$ 1.06	$ 1.21
EMG	—	(1.93)	(1.93)
EIX parent company and other	—	0.15	0.15
Total Non-Core	**$ (0.15)**	**$ (0.72)**	**$ (0.57)**
GAAP EPS	**$ 3.03**	**$ 1.94**	**$ (1.09)**
Diluted EPS	**$ 3.02**	**$ 1.94**	**$ (1.08)**

Core EPS Variances

SCE	0.36
Higher operating income associated with the 2009 GRC decision and other nonoperating expenses from California ballot initiative costs in 2008, partially offset by higher income taxes and other	
EMG	
Midwest Generation	(0.55)
Lower power prices, higher fuel costs, favorable coal contact buy-out of $0.03 in 2008, partially offset by higher capacity prices, SFAS 133 gains and the 2008 Lehman hedge contract charge	
Homer City	(0.03)
Lower power prices and lower generation, partially offset by higher capacity prices, SFAS 133 gains and lower plant maintenance expense	
Renewable energy projects	0.01
Higher revenues and operating costs from new projects offset by mild wind conditions	
Natural gas and other projects	
Lower natural gas prices affecting electricity and steam revenues of Big 4 Projects	(0.08)
EMMT[2] - Trading	(0.16)
Lower trading income driven by lower congestion	
Corporate expense and other items	(0.04)
Higher net interest expense partially offset by lower corporate expense	
Edison Capital	(0.07)
Lower results from leveraged leases and global infrastructure funds, Q2 09 gain on sale of interest in MCV lease of $0.06, Q2 09 gain on sale of interest in Beaver Valley lease of $0.07	

Non-Core Variances

SCE	1.21
YTD 08: $(0.15) for performance-based ratemaking YTD 09: $0.14 for Mountainview transfer, $0.92 for global tax settlement	
EMG	(1.93)
YTD 09: $(0.01) for discontinued operations, $(1.92) for global tax settlement	
EIX	0.15
YTD 09: $0.15 for global tax settlement	

1 See Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities is included in EIX parent company and other and was $(0.01) per share for the year-to-date period ended September 30, 2009 and $(0.04) per share for the year-to-date period ended September 30, 2008.

2 EMMT overhead is included in corporate expense, interest and other items.

November 6, 2009 5 EDISON INTERNATIONAL®

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2009 Earnings Guidance

Reconciliation of Core Earnings to GAAP Earnings Guidance[1]

	2009 Earnings Guidance as of 08/07/09			2009 Earnings Guidance Updated as of 11/06/09		
	Low	Mid	High	Low	Mid	High
EIX core earnings per share	**$2.90**	**$3.05**	**$3.20**	**$2.95**	**$3.05**	**$3.15**
Non-core items:						
Global tax settlement:		(0.85)			(0.85)	
SCE 0.92						
EMG (1.92)						
EIX 0.15						
SCE – regulatory items		0.14			0.14	
EMG – discontinued operations		(0.01)			(0.01)	
Total non-core items		**(0.72)**			**(0.72)**	
EIX GAAP earnings per share	**$2.18**	**$2.33**	**$2.48**	**$2.23**	**$2.33**	**$2.43**
Midpoint of 2009 core guidance by key business element:						
SCE		$2.49			$2.55	
EMG		0.70			0.60	
EIX parent company and other		(0.14)			(0.10)	
Total		**$3.05**			**$3.05**	

Assumptions

Southern California Edison

- 2009 average rate base:
  - Includes 2009 GRC decision
  - Approval of 2009 FERC rate case and solar rooftop program
- 2009 Approved Capital Structure
  - 48% Equity, 11.50% ROE
- Potential energy efficiency earnings of $0.03 per share included

Edison Mission Group

- Forward hedge position and prices as of 9/30/09
- EMMT pre-tax trading margin of $50-75 million
- Pre-tax earnings from Big 4 lower by $35 to $45 million
- Increased MWG pre-tax operating cost by $90 to $105 million (CAIR compliance and mercury controls)
- No significant Edison Capital earnings going forward. Includes $0.06 gain on sale of interest in MCV lease

Other

- Normal operating and weather conditions
- No changes in GAAP accounting
- Excludes discontinued operations and other non-core items except as noted

1 See Use of Non-GAAP Financial Measures in Appendix. GAAP earnings refers to basic earnings per common share attributable to Edison International common shareholders. The expected impact of participating securities is $(0.02) per share and is included in EIX parent company and other.

November 6, 2009 6 EDISON INTERNATIONAL®

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Southern California Edison (SCE)

November 6, 2009 7 EDISON INTERNATIONAL®

1 See Use of Non-GAAP Financial Measures in Appendix and Third Quarter Earnings Summary slide for reconciliation of core earnings per share to GAAP earnings per share.

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SCE Capital Investment Forecast

$ Billions $5

$4 $3 $2 $1

$0

2009 2010 2011 2012 2013

Total

Base Case1 $3.1 $3.8 $4.2 $4.5 $4.2 $19.8

Low Case2 $2.6 $3.3 $3.6 $3.8 $3.5 $16.8

5-Yr Base Case By Classification

$ %

Solar Rooftop Program 0.8 4

Edison SmartConnect™ 1.2 6

Generation 2.8 14

Transmission 4.9 25

Distribution 10.1 51

Total 19.8 100

5-Yr Base Case

By Proceeding Type %

2009 CPUC Rate Case 35

2012 CPUC Rate Case 28

Other CPUC 12

FERC Rate Cases 25

Total 100

1	Subject to timely receipt of permitting, licensing and regulatory approvals. Forecast as of October 2009.

2 Low Case reflects a 15% potential variability to project investment levels related to execution risk, scope change, delays, regulatory constraints, and other contingencies (vs. 18% in September Business Update).

November 6, 2009 9 EDISON INTERNATIONAL®

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SCE Rate Base Forecast

$ Billions

$25

$20

$15

$10

$5

$0 5-Yr

2008 2009 2010 2011 2012 2013 CAGR

Base Case1 $12.6 $14.8 $16.1 $17.9 $20.6 $22.8 13%

Low Case2 $14.7 $15.8 $17.2 $19.0 $20.5 10%

1 Forecast as of October 2009 and includes: (1) 2009 CPUC GRC & FERC Decisions; (2) currently forecasted 2010-2013 FERC and 2012-2013 CPUC rate base, subject to timely receipt of permitting, licensing and regulatory approvals; (3) FERC construction work in progress forecast; (4) estimated impact of accelerated depreciation of the Economic Stimulus Act of 2009; and (5) CPUC approved solar rooftop program.

2	Reflects Low Case from SCE Capital Investment Forecast.

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SCE Transmission Investment Program

San Joaquin

Cross Valley Loop

Rector SCE

Windhub Service

Whirlwind Territory

Antelope

Santa Clarita Palmdale Ivanpah Eldorado

Vincent Rancho

Vista

Pardee

MiraLoma Devers

Los Angeles SantaAna Valley PalmSpringsColorado

River

San Diego

DPV2 500kV Tehachapi Segments 1-3 500kV

Rancho Vista Substation Tehachapi Segments 4-11 500kV

Eldorado Ivanpah San Joaquin Cross Valley Loop

*	New substations are filled

2009-2013

Project Name Phase In-Service ($ Millions) 1

Renewables

Tehachapi Segments 1-3 Construction Various 598

Tehachapi Segments 4-11 Licensing Various 1,369

Devers-Colorado River Project 3 Licensing 2013 637

Eldorado-Ivanpah Licensing Various 464

Other Projects2 Licensing Various 242

Total Renewables 3,310

Reliability

San Joaquin Cross Valley Loop Licensing 4 2012 134

Rancho Vista Substation Complete 2009 37

Other Projects2 Various Various 1,460

Total Reliability 1,631

Grand Total 4,941

Transmission investment needed to strengthen system reliability and increase access to renewable energy

1 Subject to timely receipt of permitting, licensing, and regulatory approvals. Forecast as of October 2009 and is based on the Base Case (see SCE Capital Investment Forecast).

2 “Other Projects” include new transmission projects to connect renewable generation and projects related to reliability, load growth, infrastructure replacement, and grid monitoring and control.

3	The Devers-Colorado River (DCR) project was formerly described as the California portion of the DPV2 project.
4	CPCN Filing submitted in May 2008 with a decision expected in 2010.

November 6, 2009 11 EDISON INTERNATIONAL®

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California 33% RPS Policy

- The CPUC developed an analytical framework for policymakers to weigh tradeoffs inherent in any future 33% RPS program for California
- Summary of key CPUC findings include:
  - *Timeline:* Achieving 33% RPS by 2020 is highly ambitious, given magnitude of infrastructure buildout required
  - *CPUC Forecast Statewide Capital Spending Required:*

(billions of 2008 dollars)	20% RPS Reference Case	33% RPS Reference Case
New Renewable Generation	$32.8	$95.3
New Transmission	4.0	12.3
New Conventional Generation	15.0	6.9
Total Capital Investment Required	**$51.8**	**$114.5**

- SCE Opportunity
  - Significant percentage of California renewable resources in SCE's service territory – presents sizeable transmission opportunity
  - Option to participate directly in renewable generation investment
  - Balance direct investment, financing requirements and rate impacts

Source: CPUC Report entitled "33% Renewables Portfolio Standard Implementation Analysis Preliminary Results June 2009"

November 6, 2009 12 EDISON INTERNATIONAL®

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SCE EE & DSM Plan Through 2012

Energy Efficiency Decision Summary

• Approves SCE’s proposed 2010-2012 program cycle

• Authorizes total budget of $1.228 billion for three-year cycle

• Estimated 4.7 billion kWh of savings from program would equate to:

Enough power to serve over 650,000 homes for one year;

Over 1.5 million metric tons of CO2 reduced, equivalent to over 300,000 fewer cars

Demand Response Decision Summary

• Approves SCE’s proposed 2009-2011 program cycle

• Authorizes total budget of $191.8 million for three-year cycle

• Allows for $43 million in technology incentives to increase Demand Response automation

Earnings opportunity mechanism beyond 2008 unlikely to be finalized until 2010

$409 million/yr

$250 $277 million/yr million/yr

2006-2008 2009 2010-2012

$192 million $140 million $153 Portfolio Programs Portfolio Programs New 3rd

$39 Party Contracts 2006-2008 2009-2011

November 6, 2009 13 EDISON INTERNATIONAL®

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The Traditional Electric System is Changing

Grid Control, Integration of New Resources & Asset Optimization

Smart Metering

Energy Smart Customer Solutions & Electric Vehicles

Historical Grid Technology Advances:

• Improving heat-rate efficiency for steam-generated power

• Increased voltages of transmission

• Grid control and communications

Future Grid Technology Advances:

• Artificial intelligence – quick response to unstable conditions

• Grid management systems mitigate intermittent and unpredictable renewable resources

• Integration of intermittent renewables, distributed generation and storage

• Robust customer usage information

• Sends price signals that better match costs

• Manages aggregate customer load

• Optimizes load profile

• Improves generation and procurement

• Support for potential electric transportation growth

For the last one hundred years, the basic design of the electric system has been unchanged. SCE is taking steps to develop and integrate new resources and advanced technologies such as a proposed $54 million Tehachapi Wind Energy Storage Project to evaluate utility scale lithium-ion battery technology and implementing smart metering technology across its service territory.

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SCE Regulatory Key Events

	Case Number	Date of Filing	Status	Next Milestone
2006 - 2008 EE Earnings	R. 09-01-019	01/29/09	Encourages a settlement to address the IOUs' remaining 2006-2008 earnings claims. On July 8, 2009, the ALJ admitted SCE testimony into the record and denied hearings.	A proposed decision expected November 2009.
2010 FERC Rate Case	ER09-1534	07/31/09	On September 30, 2009, FERC accepted SCE's proposed 2010 base transmission rates.	Proposed rates will take effect, subject to refund and settlement procedures, on March 1, 2010.
Tehachapi Transmission	A. 04-12-007/8 (Seg. 1 - 3)	12/09/04	Petition to Modify Certificate of Public Convenience and Necessity (CPCN) granted September 2009. (Decision 07-03-012/045).	Tehachapi segments 1 - 3 are under construction and are expected to be placed in service at various dates over the next two years.
	A. 07-06-031 (Seg. 4 - 11)	06/28/07	CPUC PD on CPCN received November 3, 2009. Final Environmental Impact Report/Environmental Impact Statement (EIR/EIS) received in October 2009.	Final CPUC Decision expected by year end or Q1 2010. Record of Decision from U.S. Forest Service expected by Q2 2010.
DCR Transmission[1]	A. 05-04-015	04/11/05	Petition to Modify D. 07-01-040 to advance construction of DCR filed on May 14, 2008.	The CPUC held the Petition to Modify SCE's CPCN to permit construction for DCR until the next CPUC conference in mid-November.
Eldorado-Ivanpah Transmission	A. 09-05-027	05/28/09	Filed amended CPCN application with the CPUC on September 22, 2009. Filed pre-application with PUC of Nevada on October 5, 2009	Pre-Hearing conference scheduled December 2, 2009. Draft EIR/EIS expected Q1 2010.
	EL 10-1-000	10/01/09	Filed for FERC incentives on October 1, 2009.	Decision expected by year end.
Cost of Capital	A. 07-05-003	08/07/09	Filed petition to modify the COC Framework to extend the current mechanism through 2012 at 11.5% authorized ROE and 48% equity ratio with continuation of trigger. CPUC approved petition as filed on October 15, 2009. (See D.09-10-016)	The revised mechanism will be subject to CPUC review in 2012 for the original COC set for 2013 and beyond.

1 Devers-Colorado River (DCR) transmission project, formerly described as the California portion of the DPV2 project.

November 6, 2009 15 EDISON INTERNATIONAL®

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Edison Mission Group (EMG)

November 6, 2009 16 EDISON INTERNATIONAL®

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EMG’s Third Quarter Highlights

EPS Q3 08 Q3 09 Variance

Core1 $ 0.64 $ 0.19 $ (0.45)

Non-Core Items 0.02 — (0.02)

GAAP EPS attributable to EMG1 $ 0.66 $ 0.19 $ (0.47)

Recent Developments

• Additional hedging for 2010

• Progress with wind turbines

Turbine commitment deferrals and project financing

New wind projects

• MWG New Source Review complaint

Key Core Earnings Drivers

Merchant coal $ (0.37)

EMMT (0.05)

Natural gas projects (0.04)

Corporate expense & other 0.01

Total $ (0.45)

1 See Use of Non-GAAP Financial Measures in Appendix and Third Quarter Earnings Summary slide for reconciliation of core earnings per share to GAAP earnings per share.

November 6, 2009 17 EDISON INTERNATIONAL®

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EMG Business Platform

Projects in development, operation and under construction Projects in operation Projects in development

Operating Platform1

MW

%

Coal

7,395

73

Natural Gas

1,339

13

Wind

1,185

12

Other

153

2

10,072

100

Wind Development Pipeline

MW

Pipeline2

~5,000

Under Construction

390

Thermal Pipeline3

MW

Natural Gas

479

1 Natural gas includes oil-fired; other includes Doga in Turkey (144 MW) and Huntington biomass (9 MW) which are not shown. Data as of October 31, 2009.

2	Owned or under exclusive agreement. Data as of October 31, 2009.

3 Deliveries under the power sales agreement are expected to commence in 2013. Construction will be unable to begin until the legal challenges to Priority Reserve emission credits resolved or another source of credits for project identified.

November 6, 2009 18 EDISON INTERNATIONAL®

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EMG Coal-Fired Fleet

Midwest Generation (Illinois)

• 5,471 MW – Six mid-merit facilities

• Powder River Basin (PRB) coal

• Rail under contract through 2011

• Operational Statistics: 2007 2008 YTD 09 Total Generation (GWh) 29,961 31,100 21,722 Load Factor 80.4% 80.0% 72.4% Equivalent Availability 75.8% 81.0% 83.8%

Homer City (Pennsylvania)

• 1,884 MW – Three base-load units

• Northern Appalachian (NAPP) coal

• Coal largely sourced locally and delivered by truck

• Operational Statistics: 2007 2008 YTD 09 Total Generation (GWh) 13,649 11,334 8,677 Load Factor 92.4% 84.6% 80.8% Equivalent Availability 89.4% 80.7% 86.8%

All-in Average Realized Prices1

$60 $58.05 $49.32

$42.54 $30.50

$30

$15.51 $18.82

$0

YTD 08 YTD 09

$60 $61.44 $55.96

$38.42 $33.91

$30

$23.02 $22.05

$0

YTD 08 YTD 09

Average realized gross margin ($/MWh)2

Average realized fuel cost ($/MWh)3

1	Includes the price of energy, capacity, ancillary services, etc.
2	Average realized gross margin is equal to all-in average realized price less average fuel and emission costs.
3	See Other Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix.

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EMG Capacity Sales

Status at September 30, 2009

Installed Unsold Capacity RPM Capacity Sold in Other Capacity Sales,

Capacity Capacity1 Sold Base Residual Auction Net of Purchases1

Aggregate

Price per Average Price Average Price

MW MW MW MW MW-day1 MW per MW-day per MW-day

October 1, 2009 to May 31, 2010

Midwest Generation 5,776 (878) 4,898 5,329 $102.04 (431) $99.23 $102.29

EME Homer City 1,884 (206) 1,678 1,670 $191.32 8 $191.32 $191.32

June 1, 2010 to May 31, 2011

Midwest Generation 5,477 (548) 4,929 4,929 $174.29 — — $174.29

EME Homer City 1,884 (71) 1,813 1,813 $174.29 — — $174.29

June 1, 2011 to May 31, 2012

Midwest Generation 5,477 (495) 4,982 4,582 $110.00 400 $85.00 $107.99

EME Homer City 1,884 (113) 1,771 1,771 $110.00 — — $110.00

June 1, 2012 to May 31, 2013

Midwest Generation 5,477 (773) 4,704 4,704 $16.46 — — $16.46

EME Homer City 1,884 (148) 1,736 1,736 $133.37 — — $133.37

1 See the MD&A “Market Risk Exposures – Capacity Price Risk” section in the Q3 09 EIX 10-Q for more information regarding EMG’s capacity sales.

November 6, 2009 20 EDISON INTERNATIONAL®

1 Midwest Generation GWh hedged and average price data for 2010 as of October 31, 2009 and includes 7,461 GWh of additional power hedges entered into in October 2009.

6 MMBtu to 1 MWh) to hedge Midwest Generation energy price risks during the remainder of 2009 and 2010.

3 At September 30, 2009, there are options to purchase additional coal of 0.3 million tons for 2011, 0.5 million tons for 2012, and 0.2 million tons for 2013.

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Environmental Agreement with Illinois EPA

Key Elements

Mercury (90% removal by 2015)

- Installed Dry Sorbent Injection equipment utilizing activated carbon on all units
- Evaluating particulate removal upgrades to meet 2015 removal standards

NO_x (Beginning Jan. 1, 2012, 0.11 lbs./mmBTU average annual emission rate)

- Testing of Selective Non-Catalytic Reduction (SNCR) utilizing urea injection for NO_x removal
- Preliminary results conclude emission rate can be met by SNCR only

SO_2 (Beginning in 2013, average annual emission rate reductions with final limit of 0.11 lbs./mmBTU by 2019)

- Testing sodium based dry sorbent injection
- Preliminary results on removal rates favorable
- Evaluating impact on particulate removal

Comments

Testing alternative environmental compliance plan to reduce NO_x & SO_2

Illinois EPA granted permits for testing

Spending capital on SCR or FGD scrubber technologies infeasible given uncertainty with CO_2 legislation and commodity price risk

In 2006, Midwest Generation entered into agreement with Illinois EPA to reduce Mercury, NO_x and SO_2 emissions at its Illinois coal plants

November 6, 2009 22 EDISON INTERNATIONAL®

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Edison Mission Marketing & Trading (EMMT)

• Markets energy and capacity of merchant generation fleet

• Hedges key power-related risks such as forward electricity prices

Typically a rolling 12 to 24 month hedging program

Target hedge-neutral position for prompt year with lesser percentages hedged in out years

• Proprietary trading in markets where it is active in merchant generation

Primarily transmission-related transactions

Largely in eastern markets

• Enters into load service requirements contracts with local utilities and hedges related to energy price risk

• Controls on types and sizes of exposures

VaR; EaR; stress and scenario testing; volumetric, duration, and credit limits

EMMT Trading Margin (pre-tax)1

$ Millions

$250

$200 $195

$164

$150 $142

$130

$100

$50 $40

$23

$0

2004 2005 2006 2007 2008 YTD

20092

1 Income from energy trading represents gains recognized from trade price changes. The overhead cost of energy trading is excluded.

2 Year-to-date through September 30, 2009.

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EMG Wind Energy Business

Strategic importance

- Portfolio diversification
- Favorable cash flow profile
- Increasing need given state RPS requirements

Portfolio & Development Pipeline[1]

- 25 projects in service (1,185 MW)
- 2 projects under construction (390 MW)
- 39 projects in development pipeline (~5,000 MW)

Recent activities[1]

- $206 million project financing for 240 MW Big Sky project (IL) completed; commenced construction using Suzlon turbines
- 150 MW Cedro Hill project (TX) acquired; commenced construction using GE turbines and started project finance lender discussions
- Turbines available for new projects reduced from 948 MW to 512 MW:

Available at 9/30/09 (MW)	948
New construction	(390)
Converted to option	(46)
Available at 10/31/09	512

- $586 million of wind turbine deposits and payments

Estimated Capital Expenditures – Renewable Projects ($ in millions)

	06/30/2009				09/30/2009[2]			
	Remainder of 2009	2010	2011	Total	Remainder of 2009	2010	2011	Total
Projects under construction	$55	$—	$—	$55	$119	$453	$2	$574
Turbine Commitments	596	242	—	838	6	439	—	445
Total	$651	$242	$—	$893	$125	$892	$2	$1,019

1 Data as of October 31, 2009. Projects reflect EMG ownership share. Development pipeline includes projects owned or under exclusive agreements. Total available MW at 9/30/09 includes 6 MW in storage from prior period.

2 2010 amounts reflect projects beginning construction and turbine purchase agreement amendments in October 2009.

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EMG Solar Program

• Large-scale (20-100 MW per site)

• Ground mounted

• Connected to transmission grid

• Identified over 30 sites for potential solar projects in 6 different southwestern states

• Processing transmission and sub-transmission inter-connection requests and taking initial steps to secure land rights

• Formed strategic relationship with First Solar to develop large solar utility projects in certain markets

Focus on high solar insolation areas in southwestern United States

EMG is seeking to deploy utility scale solar power projects

November 6, 2009 25 EDISON INTERNATIONAL®

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Appendix

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EIX and EMG Legal/Structural Separation

EIX is a focused and disciplined investor

Third-Party Obligations

• No EIX guarantees of EMG subsidiary debt

• No EIX cross-default exposure to EMG subsidiary debt

• No EIX obligation to financially support EMG companies

Intercompany Relationships

• Ordinary course of business for services

• Long-standing tax allocation agreements

• Unregulated investment is purely an option for EIX where it sees benefits

Edison International

Southern Edison California Mission Edison Co. Group

Edison

Edison

Mission

1	Capital Energy

1 Mission Energy Holding Company (MEHC) exists as a legal entity and parent company of Edison Mission Energy. MEHC has no outstanding debt. See Exhibit 21 of the 2008 Edison International 10-K for a complete list of Edison International subsidiaries.

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Global Tax Settlement Removes Uncertainty

Year-to-date status at September 30, 2009

Edison parent co. EIX

Income Statement ($ millions) SCE Capital and all other2 EIX consolidated

Overall global tax settlement impacts $ 300 $ (628) $ 54 $ (274)

EIX

Edison parent co. EIX

Cash ($ millions)1 SCE Capital and all other2 consolidated

Net proceeds from termination $ — $ 1,385 $ — $ 1,385

of cross-border leases

Taxes settled through September 30, 2009 875 (1,068) (145) (338)

Estimated future net tax (payments)/receipts (235) (617) 185 (667)

Cash flow expected over time $ 640 $ (300) $ 40 $ 380

1 See the “EIX: Liquidity, Intercompany Tax-Allocation Agreement” section of the Q3 09 EIX 10-Q for additional information concerning the overall tax settlement with the Internal Revenue Service.

2	Includes all other Edison International consolidated subsidiaries.

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EMG Capital Expenditures

Estimated Expenditures

(in Millions)	Remainder of 2009	2010	2011
MWG			
Plant capital expenditures	$21	$96	$62
Environmental expenditures	6	(a)	(a)
Homer City			
Plant capital expenditures	10	55	29
Environmental expenditures	—	15	32
Renewable Projects			
Projects under construction[1]	119	453	2
Turbine commitments[2]	6	439	—
Other capital expenditures	8	23	12
Total	**$170**	**$1,081**	**$137**

(a) See the Q309 EIX 10-Q MD&A regarding MWG capital expenditures for environmental improvements.

Capital Expenditure Update

- Continuing to focus on a selective growth strategy, primarily on development of future renewable projects deploying turbines secured under current turbine supply agreements including turbines in storage
- Evaluation of environmental upgrades at Midwest Generation continues - engineering work in process

1 Includes projects beginning construction in October 2009 and $206 million in turbine purchases where financing has been arranged. See the MD&A "Business Development and Capital Commitments" section in the Q3 09 EIX 10-Q for more information regarding EME's turbine commitments.

2 For 2010, excludes turbine commitments for which EME is no longer obligated due to amendments to turbine purchase agreements executed in October 2009. For discussion of potential changes to EME's turbine commitments, see the MD&A "Business Development and Capital Commitments" section in the Q3 09 EIX 10-Q for more information regarding EME's turbine commitments.

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Liquidity Profile

June 30, 2009 September 30, 2009

EMG EMG

EME Edison EIX EME Edison EIX

& Capital parent co. & Capital parent co.

Sources (in Millions) SCE MWG & other1 & other SCE MWG & other1 & other

Credit Facility $ 2,894 $ 1,100 $— $ 1,426 $ 2,894 $ 1,100 $ — $ 1,426

Credit Facility (availability)2 2,806 110 — 1,349 2,812 496 — 1,341

Cash & short term investments3 457 1,658 553 38 757 1,210 398 51

Available Liquidity $ 3,263 $ 1,768 $ 553 $ 1,387 $ 3,569 $ 1,706 $ 398 $ 1,392

Recent developments

• Return to normal EME & MWG credit facility use in October 2009

• Project finance markets improving

1	Edison Capital & other includes MEHC and other EMG subsidiaries.

2 Excludes the unused and/or unfunded commitments for subsidiaries of Lehman Brothers Holdings of $36 million for EMG. In June 2009, SCE and EIX amended their credit facilities to remove a subsidiary of Lehman Brothers Holding as a lender.

3 SCE amounts include $81 million and $94 million held by SCE’s consolidated variable interest entities (VIE) as of June 30 and September 30, 2009, respectively.

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EMG – Adjusted EBITDA

Reconciliation to Earnings1 ($ Millions) Q3 08 Q3 09 YTD 08 YTD 09 2007 2008

Earnings (Loss) $ 214 $ 60 $ 479 $ (450) $ 410 $ 561

Addback (Deduct):

Discontinued operations (6) — — 5 2 —

Income (loss) from continuing operations 208 60 479 (445) 412 561

Interest expense 70 81 211 232 323 288

Interest income (7) (3) (27) (15) (101) (37)

Income taxes 125 7 265 (263) 170 272

Depreciation and amortization 50 63 143 176 172 197

EBITDA2 446 208 1,071 (315) 976 1,281

Production tax credits3 9 10 29 40 28 44

Addback:

Gain on sale of interests in leases & other assets (1) — (50) 886 (1) (49)

Loss on early extinguishment of debt — — — — 241 —

Charge to cancel gas turbine order — — — — — 23

Adjusted EBITDA1 $ 454 $ 218 $ 1,050 $ 611 $ 1,244 $ 1,299

1	Earnings refers to net income attributable to Edison Mission Group.
2	See Use of Non-GAAP Financial Measures in Appendix for additional information on EBITDA and Adjusted EBITDA.
3	Production tax credits (PTC) are after-tax.

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Earnings Non-GAAP Reconciliations

Reconciliation of EIX Core Earnings to EIX GAAP Earnings

Earnings (Loss) (in millions) Quarter Ended September 30, Year-to-Date September 30,

Attributable to Edison International (Unaudited) 2008 2009 2008 2009

Core Earnings1

SCE $ 284 $ 300 $ 591 $ 707

EMG 208 61 479 179

EIX parent company and other (10) (3) (22) (16)

EIX core earnings $ 482 $ 358 $ 1,048 $ 870

Non-core items

SCE – regulatory items (49) 46 (49) 46

Global tax settlement:

SCE — — — 300

EMG — — — (624)

EIX parent company and other — — — 50

EMG – discontinued operations 6 (1) — (5)

Total non-core items $ (43) $ 45 $ (49) $ (233)

EIX GAAP Earnings $ 439 $ 403 $ 999 $ 637

1	See Use of Non-GAAP Financial Measures in Appendix.

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Other Non-GAAP Reconciliations

Reconciliation of Midwest Generation and Homer City Operating Revenues and Fuel Costs to Realized Revenues and Realized Fuel Costs:

	Midwest Generation				Homer City			
	Q3 08	Q3 09	YTD 08	YTD 09	Q3 08	Q3 09	YTD 08	YTD 09
Generation (GWh)	8,413	8,272	23,616	21,722	3,354	2,994	8,796	8,677
Operating revenues	$501	$372	$1,360	$1,096	$236	$170	$548	$496
Less: Unrealized (gains) losses	7	(2)	15	(22)	(14)	(6)	(7)	(11)
Other revenues	(1)	(1)	(4)	(2)	—	—	(1)	—
Realized Revenues	$507	$369	$1,371	$1,072	$222	$164	$540	$485
All-in Average Realized Price/MWh	**$60.28**	**$44.61**	**$58.05**	**$49.32**	**$66.21**	**$54.69**	**$61.44**	**$55.96**
Fuel expenses	$142	$164	$366	$397	$78	$65	$202	$192
Less: Unrealized gains (losses)	—	(2)	—	12	—	—	—	—
Realized fuel expenses	$142	$162	$366	$409	$78	$65	$202	$192
Average realized fuel costs/MWh	**$16.90**	**$19.57**	**$15.51**	**$18.82**	**$23.30**	**$21.46**	**$23.02**	**$22.05**

Reconciliation of Midwest Generation and Homer City Operating Revenues to Segment Fuel Costs:

	Q3 08	Q3 09	YTD 08	YTD 09
Operating revenues				
Midwest Generation	$501	$372	$1,360	$1,096
Homer City	236	170	548	496
Wind projects	20	26	70	101
Other revenues	57	25	168	69
Segment revenues as reported	$814	$593	$2,146	$1,762
Fuel Costs				
Midwest Generation	$142	$164	$366	$397
Homer City	78	65	202	192
Other revenues	—	(1)	(4)	(2)
Segment revenues as reported	$220	$228	$564	$587

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Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the management United States uses and represent core earnings the company’s and EPS by earnings principal as operating reported subsidiary to the Securities internally and for Exchange financial Commission. planning and Our for analysis of performance. We also use core internally for financial planning and for analysis of use core earnings and EPS by principal operating subsidiary earnings and EPS by principal operating subsidiary as primary performance measurements us to more accurately when communicating compare the company’s with analysts ongoing and investors performance regarding across our periods. earnings results and outlook, as it allows Core operations earnings and and other core non earnings -core items. per share GAAP are earnings defined refers as GAAP to net earnings income and attributable GAAP earnings to Edison per International share less discontinued or common attributable share to the attributable common to shareholders Edison International of each subsidiary common and shareholders. EIX GAAP EPS earnings by principal per share operating refers to subsidiary basic earnings is based per on the principal operating subsidiaries’ net income attributable to the common shareholders of each subsidiary, respectively, securities (vested and Edison stock options International’s that earn weighted dividend average equivalents outstanding that may common participate shares. in undistributed The impact of earnings participating with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other.

EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA includes production extinguishment tax credits of debt from and EMG’s leases, wind and projects impairment and of excludes assets and amounts investments. from gain Our on management the sale of assets, uses Adjusted loss on early EBITDA as an important financial measure for evaluating EMG.

The average realized energy price and average realized fuel cost is a non-GAAP performance measure since such recorded statistical as measures fuel expenses. exclude Management unrealized gains believes or losses that the recorded average as realized operating energy revenues price and and unrealized average realized gains or fuel losses cost is more meaningful for investors as it reflects the impact of hedge contracts at the time of actual generation in period-over-period comparisons or as compared to real-time market prices.

A reconciliation of Non-GAAP information to GAAP information, including the impact of participating securities, is included either on the slide where the information appears or on another slide referenced in this presentation.

November 6, 2009 34 EDISON INTERNATIONAL®